Exhibit 10.9

EXECUTION COPY

FIRST AMENDMENT TO PROJECT LOAN AGREEMENT

By and Between

THE NEW YORK TIMES BUILDING LLC
having an address at
One MetroTech Center North
Brooklyn, New York 11201
(Borrower)

and

GMAC COMMERCIAL MORTGAGE CORPORATION
having an address at
100 South Wacker Drive, Suite 400
Chicago, Illinois 60606,
as agent
(Agent)

Dated as of December 8th, 2004

FIRST AMENDMENT TO PROJECT LOAN AGREEMENT

THIS FIRST AMENDMENT TO PROJECT LOAN AGREEMENT (this “Amendment”) is made and entered into as of the 8th day of December, 2004 by and between GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, with an office at 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606 or any successor thereto, as agent (including as successor to Initial Agent (as hereinafter defined)) (including any of its successors and assigns as agent, “Agent”) for itself and any other co-lenders as may exist from time to time (collectively, including any successors and assigns, “Lenders” and each individually, a “Lender”), and THE NEW YORK TIMES BUILDING LLC, a New York limited liability company with an address at One MetroTech Center North, Brooklyn, New York 11201 (including any successors and assigns permitted in accordance with the Agreement (as hereinafter defined), “Borrower”).

W I T N E S S E T H :

WHEREAS, Borrower, the New York State Urban Development Corporation d/b/a Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an address at 633 Third Avenue, New York, New York 10017, as initial agent (“Initial Agent”) and Agent, for itself and on behalf of Lenders, entered into that certain Project Loan Agreement, dated as of June 25, 2004 (the “Agreement”; all capitalized terms used herein but left undefined shall have the meanings assigned to such terms in the Agreement), pursuant to which each Lender severally agreed to lend to Borrower its pro rata share of $149,470,521 for the purposes of constructing a project to be located on the premises more particularly described on Exhibit A hereto;

WHEREAS, pursuant to that certain Assignment and Assumption (Project Loan) by Initial Agent to Agent, dated as of July 25, 2004 and recorded in the Office of the City Register of New York County on December 2, 2004 as CRFN # 2004000746025, Initial Agent assigned all of its right, title and interest in the Agreement to Agent; and

WHEREAS, Agent and Borrower wish to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, Agent, for itself and on behalf of Lenders, and Borrower hereby agree as follows:

1.             Recitals. The foregoing recitals are hereby incorporated into this Amendment as if more particularly set forth herein.

2.             Amendments.

(a)           The last sentence of the definition of “Eligible Assignee” is hereby amended by (i) inserting the following text prior to the word “and” at the end of clause (1):

“, (2) Hypo Real Estate Capital Corporation is an Eligible Assignee”

and (ii) renumbering existing clause (2) as clause (3).

(b)           The definition of “LIBOR Rate” is hereby amended by inserting the following text prior to the period at the end of the second sentence of said definition:

“; provided, however, that if an Advance is made on a day other than the Start Day of any Interest Period, Agent will obtain the LIBOR Rate with respect to such Advance for the balance of such Interest Period from Bloomberg (British Banker’s Association Rate) as of the close of business announced on the second immediately preceding Business Day prior to the date of such Advance”

(c)           The definition of “Major Decision” set forth in the Agreement is hereby amended by inserting the following text prior to the semicolon at the end of clause (a) of said definition:

“, and any material modification or amendment to the Ground Lease or any of the Severance Subleases, except to the extent contemplated by the express terms thereof and permitted by the Project Loan Documents”

(d)           The definition of “Super-Major Decision” is hereby amended by (i) inserting the following text at the beginning of clause (c) of said definition:

“a material modification or amendment to the Ground Lease or any of the Severance Subleases which would alter the term, any payment term or any mortgagee protective provisions, except to the extent contemplated by the express terms thereof and permitted by the Project Loan Documents and”

and (ii) inserting the following text as new clause (g) and changing existing clause (g) to clause (h): “any waiver of any Default under Section 7.16(a)(ii)”.

(e)           Section 5.02(a) of the Agreement is hereby amended by deleting the third sentence and inserting the following text in lieu thereof:

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“On the Business Day immediately prior to the Start Day, Agent shall deliver written notice to each Lender and Borrower informing each Lender and Borrower of the LIBOR Rate for the upcoming calendar month Interest Period for all Outstanding Principal and any Advance that is made on such Start Day. In the event that an Advance is being made on a date other than a Start Day, on the Business Day immediately prior to the Intended Advance Date, Agent shall deliver written notice to each Lender and Borrower informing each Lender and Borrower of the LIBOR Rate applicable to such Advance for the balance of the Interest Period in which such Advance is made.”

(f)            Section 7.32(a)(2) of the Agreement is hereby amended by deleting “Majority” and inserting “Super-Majority” in lieu thereof.

(g)           Section 10.01(f) of the Agreement is hereby amended by deleting the last sentence and inserting the following text in lieu thereof:

“Upon demand by Agent, each of the Lenders shall promptly advance to Agent in immediately available funds its ratable portion of the funds expended by Agent in curing such Event of Default (or Default), together with interest thereon (i) at the federal funds rate as determined by Agent for the five days following the date of such demand and (ii) at the Default Rate thereafter until the date prior to the date on which such advance is received by Agent.”

3.             Representations and Warranties. Borrower represents and warrants that; it has the full power, right and authority to execute, deliver and perform its obligations under this Amendment and the Loan Documents executed concurrently herewith (the “Transaction Documents”); the Transaction Documents have been duly authorized, executed and delivered by all necessary parties on behalf of Borrower; the Transaction Documents are in all respects valid and legally binding obligations, enforceable against Borrower in accordance with their terms; and the execution and delivery of the Transaction Documents by Borrower do not, and the performance and observance by Borrower of its obligations hereunder and thereunder will not, contravene or result in a breach of or default under any of Borrower’s organizational documents, any Legal Requirements applicable to it or to the Mortgaged Property or the use or operation thereof, and any decree, judgment, agreement or instrument binding on it, or its assets.

4.             Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed solely within such State.

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5.             Successors and Assigns. The provisions contained in this Amendment and the other Transaction Documents shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

6.             Computation of Time Periods. In this Amendment, with respect to the computation of periods of time from a specified date to a later specified date, the word “from” means both “from and including” and the words “to” and “until” both mean “to but excluding.”

7.             Amendments. Neither this Amendment nor any provision hereof may be changed, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

8.             Counterparts. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

[signature page follows]

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IN WITNESS WHEREOF, Borrower and Agent, on behalf of Lenders, have executed this Amendment on the date first above written.

BORROWER:

THE NEW YORK TIMES BUILDING LLC

By:	FC Lion LLC, member

	By:	FC 41st Street Associates, LLC, its managing
member

		By:	RRG 8 South, Inc., its managing
member

			By:	/s/ David L. Berliner
			Name:	DAVID L. BERLINER
			Title:	SR. VICE PRESIDENT

	By:	NYT Real Estate Company LLC, member

		By:	/s/ Kenneth Richieri
			Name:	KENNETH RICHIERI
			Title:	MANAGER

AGENT:

GMAC COMMERCIAL MORTGAGE CORPORATION,
as Agent

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

IN WITNESS WHEREOF, Borrower and Agent, on behalf of Lenders, have executed this Amendment on the date first above written.

BORROWER:

THE NEW YORK TIMES BUILDING LLC

By:	FC Lion LLC, member

	By:	FC 41st Street Associates, LLC, its managing
member

		By:	RRG 8 South, Inc., its managing
member

By:
Name:
Title:

	By:	NYT Real Estate Company LLC, member

By:
Name:
Title:

AGENT:

GMAC COMMERCIAL MORTGAGE CORPORATION,
as Agent

By:			/s/ Phillip J. Keel
Name: Phillip J. Keel
Title: Senior Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]

THE UNDERSIGNED ARE EXECUTING THIS
AGREEMENT AS THE BENEFICIAL OWNERS OF
THE NYTC UNIT AND FC UNITS, RESPECTIVELY:

FC MEMBER:

FC LION LLC

By:	FC 41st Street Associates, LLC, its managing member

	By:		RRG 8 South, Inc., its managing member

	By:	/s/ David L. Berliner
		Name:	DAVID L. BERLINER
		Title:	SR. VICE PRESIDENT

NYTC MEMBER:

NYT REAL ESTATE COMPANY LLC

By:	/s/ Kenneth Richieri
	Name:	KENNETH RICHIERI
	Title:	MANAGER

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Exhibit A

The Land

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue;

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING.

Being the property located at and known as Block 1012, Lots 1, 5, 8, 14, 53, 59, 61, 62, 63 and part of 15 on the Tax Assessment Map of the County of New York.